UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2022

Tidewater Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400 Houston, Texas		77024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 470-5300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TDW	New York Stock Exchange
Series A Warrants to purchase shares of common stock	TDW.WS.A	New York Stock Exchange
Series B Warrants to purchase shares of common stock	TDW.WS.B	New York Stock Exchange
Warrants to purchase shares of common stock	TDW.WS	NYSE American
Preferred stock purchase rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐         Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On April 22, 2022 (the “Closing Date”), Tidewater Inc., a Delaware corporation (“Tidewater”), completed its acquisition (the “Acquisition”) of all of the issued and outstanding shares of Swire Pacific Offshore Holdings Limited, a limited company organized under the laws of Bermuda (“SPO”), from Banyan Overseas Limited, a limited company organized under the laws of Bermuda (“Seller”). As a result of the Acquisition, SPO became an indirect wholly-owned subsidiary of Tidewater. The Acquisition was effected pursuant to the Share Purchase Agreement, dated March 9, 2022, by and among Tidewater, Seller and SPO. On the Closing Date, Tidewater, SPO and Seller entered into a Closing Agreement and Amendment to Share Purchase Agreement (the “Closing Agreement”), which set forth the parties’ agreement with respect to certain closing matters. The Share Purchase Agreement, as amended by the Closing Agreement, is herein referred to as the “Purchase Agreement.”

Item 1.01         Entry into a Material Definitive Agreement

Registration Rights Agreement

On the Closing Date, Tidewater entered into a registrations rights agreement (the “Registration Rights Agreement”) with Seller pursuant to which Tidewater agreed to register for resale the shares of Common Stock (as defined below) issuable upon exercise of the Warrants (as defined below) issued to Seller in connection with the Acquisition. The Registration Rights Agreement also provides Seller with certain piggyback registration rights and rights to demand underwritten offerings.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 hereto and the terms of which are incorporated herein by reference.

Warrant Agreement

On the Closing Date, Tidewater entered into a warrant agreement (the “Warrant Agreement”) with American Stock Transfer & Trust Company, LLC (the “Warrant Agent”) pursuant to which Tidewater issued to Seller warrants to initially purchase up to 8,100,000 shares of Tidewater’s common stock, par value $0.001 per share (“Common Stock”) (subject to adjustment and to the restrictions on foreign ownership contained in Tidewater’s Amended and Restated Certificate of Incorporation) (the “Warrants”).

The Warrants have a 25-year term and do not grant the holder any voting or control rights or contain any negative covenants restricting the operation of Tidewater’s business. The Warrants are structured to comply with the foreign ownership limitations applicable to Tidewater’s Common Stock contained in the Merchant Marine Act of 1920, as amended.

Termination. All unexercised Warrants will expire, and the rights of the holder to purchase shares of Common Stock will terminate on April 22, 2047 (the “Expiration Date”).

Adjustments. The number of shares of Common Stock for which a Warrant is exercisable, and the exercise price per share of such Warrant are subject to adjustment from time to time upon the occurrence of certain events, including, among other things: (i) the issuance of shares of Common Stock as a dividend or distribution on shares of Common Stock or a stock split, subdivision, combination, or other reclassification of the outstanding shares of Common Stock into a greater or smaller number of shares of Common Stock; (ii) the distribution to all holders of shares of Common Stock of cash, evidences of indebtedness or other assets; and (iii) the merger, consolidation, recapitalization, reclassification, reorganization or business combination by Tidewater with another person.

Cashless Exercise. Holders of the Warrants may elect to exercise the Warrants on a cashless basis. If cashless exercise is elected, the number of shares of Common Stock otherwise issuable upon exercise of the Warrants will be reduced by a number of shares equal to (i) the aggregate exercise price which would otherwise be payable in cash for all of the shares of Common Stock for which such Warrants are being exercised, divided by (ii) the market price of a share of Common Stock determined as of the business day immediately preceding the day the warrant exercise notice is delivered to the Warrant Agent.

Alternative Exercise. The Warrant Agreement provides for certain procedures that will apply when a holder of the Warrants elects to exercise its Warrants in connection with a short sale of shares of Common Stock by such holder such that the shares issuable upon exercise of the Warrants will be delivered to cover such short sale via the holder’s broker-dealer.

The foregoing description of the Warrant Agreement is not complete and is qualified in its entirety by reference to the complete text of the Warrant Agreement, a copy of which is filed as Exhibit 10.2 hereto and the terms of which are incorporated herein by reference.

Transitional Trademark License Agreement

On the Closing Date, Tidewater entered into a transitional trademark license agreement (the “Transitional Trademark License Agreement”) with Swire Pacific Limited, the parent of Seller (“Licensor”), pursuant to which Licensor granted Tidewater a limited license with respect to certain names and marks of Seller and its affiliates.

The foregoing description of the Transitional Trademark License Agreement is not complete and is qualified in its entirety by reference to the complete text of the Transitional Trademark License Agreement, a copy of which is filed as Exhibit 10.3 hereto and the terms of which are incorporated herein by reference.

Transition Services Agreement

On the Closing Date, Tidewater and Seller also entered into a transition services agreement (the “Transition Services Agreement”). Pursuant to the Transition Services Agreement, for a limited period of time following the Closing Date, (i) Seller will provide certain transition services to SPO or its subsidiaries for the benefit of Tidewater and (ii) Tidewater will provide certain transition services to Seller or its subsidiaries for the benefit of Seller, in each case, on the terms and conditions set forth therein.

The foregoing description of the Transition Services Agreement is not complete and is qualified in its entirety by reference to the complete text of the Transition Services Agreement, a copy of which is filed as Exhibit 10.4 hereto and the terms of which are incorporated herein by reference.

Item 2.01         Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. Pursuant to the Purchase Agreement, Tidewater completed the Acquisition in exchange for consideration consisting of 8,100,000 Warrants and $42,000,000 in cash. The cash portion of the consideration is subject to customary adjustments following the closing as set forth in the Purchase Agreement based on SPO’s closing date cash, working capital, indebtedness and transaction related expenses.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is not complete and are subject to and qualified in their entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and the terms of which are incorporated herein by reference.

Item 3.02         Unregistered Sales of Equity Securities

Pursuant to the Purchase Agreement, on the Closing Date, Tidewater issued an aggregate of 8,100,000 Warrants to Seller as partial consideration for the Acquisition.

The issuance of the Warrants was made in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering.

This description of the Purchase Agreement contained in the “Introductory Note” and Section 2.01 of this Current Report are incorporated by reference herein.

Item 7.01         Regulation FD Disclosure

On the Closing Date, Tidewater issued a press release announcing the completion of the Acquisition. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01      Other Events

Tidewater is supplementing the risk factors in its Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission on March 9, 2022, with the risk factors set forth below:

Tidewater may be unable to integrate the business of SPO successfully.

The Acquisition involves numerous operational, strategic, financial, accounting, legal, tax and other risks, as well as potential liabilities associated with the acquired businesses. Difficulties in integrating SPO into Tidewater may result in Tidewater performing differently than expected, in operational challenges or in the failure to realize anticipated expense-related efficiencies. Tidewater’s and SPO’s existing businesses could also be negatively impacted by the Acquisition. Potential difficulties that may be encountered in the integration process include, among other factors:

●	the inability to successfully integrate the business of SPO into Tidewater in a manner that permits Tidewater to achieve the cost savings anticipated from the Acquisition;
●
complexities associated with managing the larger, more complex, integrated business, including difficulty addressing possible differences in operational philosophies and the challenge of integrating complex systems, technology, networks and other assets of the two companies in a seamless manner;

●	not realizing anticipated operating synergies or incurring unexpected costs to realize such synergies;
●	integrating personnel from the two companies while maintaining focus on providing consistent, high-quality services;
●	potential unknown liabilities and unforeseen expenses, delays or regulatory conditions associated with the Acquisition;
●	loss of key employees;
●	integrating relationships with customers, vendors and business partners;
●	performance shortfalls as a result of the diversion of management’s attention caused by integrating SPO’s operations into Tidewater; and
●	the disruption of, or the loss of momentum in, Tidewater’s ongoing business or inconsistencies between Tidewater and SPO in standards, controls, procedures and policies.

Any of these issues could reduce Tidewater’s earnings or otherwise adversely affect the business and financial results of Tidewater following the Acquisition.

The synergies attributable to the Acquisition may vary from expectations.

Tidewater may fail to realize the anticipated benefits and cost savings expected from combining Tidewater’s and SPO’s businesses, including the approximately $45 million of annual run-rate cost synergies that Tidewater expects the combined company to realize. The anticipated benefits and cost savings from the Acquisition may not be realized fully or at all, may take longer to realize than expected, may require more non-recurring costs and expenditures to realize than expected or could have other adverse effects that Tidewater does not currently foresee. Some of the assumptions that Tidewater has made, such as with respect to anticipated operating synergies or the costs associated with realizing such synergies, the benefit from a substantial increase in scale and geographic diversity specifically in West Africa, Southeast Asia and the Middle East and the continuation of Tidewater’s investment in its fleet of vessels may not be realized. The integration process may result in the loss of key employees, the disruption of ongoing businesses or inconsistencies in standards, controls, procedures and policies. There could be potential unknown liabilities and unforeseen expenses associated with the business combination that were not discovered in the course of performing due diligence. If Tidewater is unable to achieve these objectives and realize the anticipated benefits and synergies expected from the Acquisition within the anticipated timing or at all, Tidewater’s business, financial condition and operating results may be adversely affected.

The availability for sale of a large number of shares may depress the market price of Tidewater’s common stock.

As of April 22, 2022, approximately 41.7 million shares of Tidewater’s common stock were outstanding, and Tidewater had 14.9 million shares issuable upon the exercise of outstanding warrants, including the 8,100,000 Warrants Tidewater issued at the closing of the Acquisition and 5.9 million warrants that were (and currently are) out-of-money.

The availability for sale of a large number of shares by Seller may depress the market price of Tidewater’s common stock and impair its ability to raise additional capital through the public sale of its common stock. Tidewater has no arrangement with Seller to address the possible effect on the price of Tidewater’s common stock of the sale by Seller of its shares.

Item 9.01         Financial Statements and Exhibits

(a)         Financial Statements of Business Acquired

The audited financial statements of SPO required pursuant to this Item 9.01(a) will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b)         Pro Forma Financial Information

The pro forma financial information required pursuant to this Item 9.01(b) will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(c)         Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
2.1*
Share Purchase Agreement, dated as of March 9, 2022, by and among Tidewater Inc., Banyan Overseas Limited and Swire Pacific Offshore Holdings Limited (incorporated by reference to Exhibit 2.1 to Tidewater Inc.’s Current Report on Form 8-K, filed March 9, 2022).

10.1*	Registration Rights Agreement, dated as of April 22, 2022, by and Tidewater Inc. and Banyan Overseas Limited.

10.2*	Warrant Agreement, dated as of April 22, 2022, by and among Tidewater Inc. and American Stock Transfer & Trust Company, LLC.

10.3*	Transitional Trademark License Agreement, dated as of April 22, 2022, by and among Tidewater Inc. and Swire Pacific Limited.

10.4*	Transition Services Agreement, dated as of April 22, 2022, by and among Tidewater Inc. and Banyan Overseas Limited.

99.1	Press Release, dated as of April 22, 2022, announcing the completion of the Acquisition.

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document.

*         Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Tidewater agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

Date: April 25, 2022	By:	/s/ Daniel A. Hudson
Name: Daniel A. Hudson
Title: Executive Vice President, General Counsel and
Corporate Secretary